Exhibit 10.1

AMENDMENT NO. 3 TO MASTER FRAMEWORK AGREEMENT
This AMENDMENT NO. 3 TO MASTER FRAMEWORK AGREEMENT (this “Amendment”), is made and entered into as of August 23, 2019, by and among:
Coöperatieve Rabobank, U.A., New York Branch, a Dutch coöperatieve acting through its New York Branch (“Rabobank”) and Sumitomo Mitsui Banking Corporation, New York Branch, a Japanese corporation (“SMBC”), as purchasers (each, a “Buyer” and, collectively, the “Buyers”);
Rabobank, as Buyers’ agent (in such capacity, “Agent”);
The Scotts Company LLC, an Ohio limited liability company, as seller (“Seller”); and
solely for purposes of Section 5.5 hereof, The Scotts Miracle-Gro Company, an Ohio corporation, as guarantor (“Guarantor”), and amends that certain Master Framework Agreement, dated as of April 7, 2017, by and among the Buyers, Agent and Seller (as amended by that certain Amendment No. 1 to Master Framework Agreement, dated as of August 25, 2017, by that certain Amendment No. 2 to Master Framework Agreement, dated as of August 24, 2018, and as further amended, supplemented or otherwise modified through the date hereof, the “Framework Agreement”, and as amended hereby, the “Amended Framework Agreement”). Each of Agent, the Buyers and Seller may also be referred to herein individually as a “Party”, and collectively as the “Parties”.
RECITALS
WHEREAS, the Parties entered into the Framework Agreement and certain other Transaction Agreements for the purpose of providing Seller with a facility under which Buyers and Seller would enter into certain sale and repurchase agreements with respect to Eligible Receivables owned by Seller;
WHEREAS, Guarantor entered into the Guaranty in favor of Agent and the Buyers pursuant to which Guarantor guaranteed the payment and performance of all obligations, liabilities and indebtedness owed by Seller under the Transaction Agreements; and
WHEREAS, the Parties now wish to extend the Facility Term and amend certain other provisions of the Framework Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties and, solely for purposes of Section 5.5 hereof, Guarantor agree as follows:

1.Interpretation.
1.1    Definitions. All capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Framework Agreement (including Schedule 1 thereto).
1.2    Construction. The rules of construction set forth in Section 1.2 of the Framework Agreement shall apply to this Amendment.
2.    Amendments.
The Framework Agreement (including the Schedules and Exhibits thereto) is hereby amended, effective from and after the Effective Date (defined below), as follows:
2.1    Section 5.3(k) of the Framework Agreement is hereby amended and restated in its entirety to read as follows:
“(k)    Information Required by Governmental Authorities.
(i)    Subject to applicable Laws prohibiting or limiting such disclosure or provision of such information, documents, records or reports, Seller shall provide each Buyer promptly, from time to time upon request, such information, documents, records or reports relating to the Purchased Receivables or Seller as such Buyer (or its assigns) may be required by a Governmental Authority to obtain; provided, that each such Buyer shall use commercially reasonable efforts to maintain the confidentiality of such information, documents, records or reports to the extent consistent with applicable Law, Seller’s normal privacy and confidentiality procedures.
(ii)    (A) Within five (5) Business Days of the Seller ceasing to be a subsidiary of a Listed Entity that owns at least 51% of the common stock or analogous equity interest of the Seller, it shall provide Agent with written notice thereof and (B) following the Agent’s receipt of the written notice described in clause (A) above, within five (5) Business Days of the Agent’s request therefore, deliver to Agent a Beneficial Ownership Certification in form and substance reasonably satisfactory to Agent.”.
2.2    The following new definitions are hereby added to Schedule 1 to the Framework Agreement in the appropriate alphabetical order:
““Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Listed Entity” means any Person organized under the laws of the United States or any state thereof that has its common stock or analogous equity interests (x) listed on the New York Stock Exchange or the American Stock Exchange (currently known as the NYSE American) or (y) designated as a NASDAQ National Market Security listed on the NASDAQ stock exchange.”.

2.3    The definition of “Fee Letter” in Schedule 1 to the Framework Agreement is hereby amended by deleting the reference to “August 24, 2018” appearing therein and replacing it with “August 23, 2019”.
2.4    The definition of “Scheduled Facility Expiration Date” in Schedule 1 to the Framework Agreement is hereby amended by deleting the reference to “August 23, 2019” appearing therein and replacing it with “August 21, 2020”.
2.5    The definition of “Seasonal Commitment Period” in Schedule 1 to the Framework Agreement is hereby amended by deleting the reference to “February 22, 2019” appearing therein and replacing it with “February 28, 2020”.
2.6    The definition of “Seasonal Commitment Expiration Date” in Schedule 1 to the Framework Agreement is hereby amended by deleting the reference to “June 21, 2019” appearing therein and replacing it with “June 19, 2020”.
2.7    The definition of “Side Letter” in Schedule 1 to the Framework Agreement is hereby amended by deleting the reference to “August 24, 2018” appearing therein and replacing it with “August 23, 2019”.
2.8    The notice information solely with respect to SMBC in Section 9.8 of the Framework Agreement is hereby amended and restated in its entirety as follows:
“If to SMBC:

Sumitomo Mitsui Banking Corporation, New York Branch
277 Park Avenue, 4th Floor
New York, NY 10172 Attention: Ethan Sharker; Alexi Kavourakis; Rafael Seltzer E-mail: ethan_sharker@smbcgroup.com; alexi_kavourakis@smbcgroup.com;
rafael_seltzer@smbcgroup.com
With copy to:

Sumitomo Mitsui Banking Corporation, New York Branch
277 Park Avenue, 4th Floor
New York, NY 10172
Attention: USNE Agency Closing;
Taoheed Agbabiaka;
Susan Feng

E-mail: USNEAgencyClosing@smbcgroup.com;
GTFDMiddleOffice@smbcgroup.com;
Taoheed_agbabiaka@smbcgroup.com;
susan_feng@smbcgroup.com”.
3.    Conditions to Effectiveness.
This Amendment shall be effective as of the date first above written (the “Effective Date”) upon the Agent’s receipt of counterparts to this Amendment executed by each of the other parties hereto.
4.    Representations, Warranties and Undertakings.
4.1    Seller. In entering into this Amendment, Seller hereby makes or repeats (as applicable) to Agent and each Buyer as of the Effective Date (or, to the extent expressly relating to a specific prior date, as of such prior date) the representations and warranties set forth in the Framework Agreement and each other Transaction Agreement to which Seller is a party, and such representations and warranties shall be deemed to include this Amendment. Seller further represents that it has complied in all material respects with all covenants and agreements applicable to it under the Framework Agreement and each of the other Transaction Agreements to which it is a party.
5.    Miscellaneous.
5.1    Counterparts. This Amendment may be executed by the Parties on any number of separate counterparts, by facsimile or email, and all of those counterparts taken together will be deemed to constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document. A facsimile or portable document format (“.pdf”) signature page will constitute an original for the purposes of this Section 5.1.
5.2    Replacement Fee Letter. The Parties acknowledge and agree that, in connection with this Amendment and as a condition to the effectiveness hereof, Seller, Agent and each Buyer are entering into a replacement Fee Letter Agreement, dated as of the date hereof (the “Replacement Fee Letter”), which shall constitute a Transaction Agreement under the Amended Framework Agreement and shall in all respects replace and supersede the Fee Letter Agreement entered into among the Parties on August 24, 2018 (the “Prior Fee Letter”). The Parties further acknowledge and agree that, effective from and after the date hereof, the Prior Fee Letter shall be terminated and have no further force or effect, and as reflected in Section 2.3 of this Amendment, all references in the Framework Agreement and the other Transaction Agreements to the Fee Letter shall be deemed references to the Replacement Fee Letter.
5.3    Replacement Side Letter. The Parties acknowledge and agree that, in connection with this Amendment and as a condition to the effectiveness hereof, Seller and Agent are entering into a replacement Side Letter Agreement, dated as of the date hereof (the “Replacement Side Letter”), which shall constitute a Transaction Agreement under the Amended Framework Agreement and shall in all respects replace and supersede the Side Letter Agreement entered into between Seller and Agent on August 24, 2018 (the “Prior Side Letter”). The Parties further acknowledge and agree that, effective from and after the date hereof, the Prior Side Letter shall be terminated and have no further force or effect, and as reflected in Section 2.7 of this Amendment, all references in the Framework Agreement and the other Transaction Agreements to the Side Letter shall be deemed references to the Replacement Side Letter.
5.4    Ratification. Except as amended hereby or as otherwise specified in Sections 5.2 and 5.3 hereof, each of the other Transaction Agreements remains in full force and effect. The Parties hereby acknowledge and agree that, effective from and after the Effective Date, all references to the Framework Agreement in any other Transaction Agreement shall be deemed to be references to the Amended Framework Agreement, and any amendment in this Amendment of a defined term in the Framework Agreement shall apply to terms in any other Transaction Agreement which are defined by reference to the Framework Agreement.
5.5    Guarantor Acknowledgment and Consent. Guarantor hereby acknowledges the Parties’ entry into this Amendment and consents to the terms and conditions hereof (including with respect to the Replacement Fee Letter and the Replacement Side Letter), it being understood that such terms and conditions may affect the extent of the Obligations (as defined in the Guaranty) for which Guarantor may be liable under the Guaranty. Guarantor further confirms and agrees that the Guaranty remains in full force and effect after giving effect to this Amendment and, for the avoidance of doubt, acknowledges that any amendment herein to a defined term in the Framework Agreement shall apply to terms in the Guaranty which are defined by reference to the Framework Agreement.
5.6    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
5.7    Expenses. All reasonable legal fees and expenses of Agent and each Buyer incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and each related document entered into in connection herewith shall be paid by the Seller promptly on demand.
5.8    Transaction Agreement. This Amendment shall be a Transaction Agreement, as set forth in Section 2.1 of the Framework Agreement, for all purposes.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

Buyer and Agent:
Coöperatieve Rabobank, U.A., New York Branch
By:	/s/ SYLVIA VAN LAARHOVEN
Name:	Sylvia van Laarhoven
Title:	Vice President
By:	/s/ THOMAS MCNAMARA
Name:	Thomas McNamara
Title:	Executive Director

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 3 to Master Framework Agreement]

Buyer:
Sumitomo Mitsui Banking Corporation, New York Branch
By:	/s/ NORIHITO OBATA
Name:	Norihito Obata
Title:	Managing Director Global Trade Finance Dept

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 3 to Master Framework Agreement]

Seller:
The Scotts Company LLC
By:	/s/ KELLY S. BERRY
Name:	Kelly S. Berry
Title:	Vice President and Treasurer

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 3 to Master Framework Agreement]

Solely for purposes of Section 5.5 hereof:

Guarantor:
The Scotts Miracle-Gro Company
By:	/s/ KELLY S. BERRY
Name:	Kelly S. Berry
Title:	Vice President and Corporate Treasurer

[Signature Page to Amendment No. 3 to Master Framework Agreement]